Exhibit 99.1

                             CERTIFICATION OF 10QSB

I, Douglas Larson of Eldorado Artesian Springs,  Inc. (the "Company"),  certify, pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002,  18 U.S.C.  Section
1350, that:

(1)  the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended December 31, 2002 (the "Report") fully complies with the requirements of  Section  13 (a) or 15 (d) of the  Securities  Exchange  Act of 1934 (15
     U.S.C. 78m or 78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                          /s/ Douglas Larson
Dated: February 14, 2003